Exhibit 10.13

OEM SUPPLY AGREEMENT AMENDMENT #8

This OEM Supply Agreement Amendment #8 (the “Amendment”) is made and entered into as of the 1st day of January, 2014 (“Amendment #8 Effective Date) by and between FUJIFILM Dimatix, Inc., formerly known as Spectra, Inc. (“FUJIFILM”) and Kornit Digital Ltd. and Kornit Digital Technologies Ltd., a division of Kornit Digital Ltd. (“Company”). All capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement, as hereinafter defined.

WITNESSETH

WHEREAS, FUJIFILM and Company are parties to an OEM Supply Agreement dated January 6, 2006, OEM Supply Agreement Amendment #1, dated September 20, 2006, OEM Supply Agreement Amendment #2 dated September 1, 2007, OEM Supply Agreement Amendment #3 dated March 17, 2008, OEM Supply Agreement Amendment #4 dated July 1, 2010, OEM Supply Agreement Pricing Amendment #5 dated October 4, 2011, OEM Supply Agreement Pricing Amendment #6 dated December 6, 2012 and OEM Supply Agreement Pricing Amendment #7 dated February 1, 2013 (the “Agreement”), under which FUJIFILM provides to Company, and Company procures from FUJIFILM, certain FUJIFILM products for incorporation with Company products; and

WHEREAS, FUJIFILM and Company desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

Amendments:

1.          Schedule 2 of the Agreement is hereby deleted in its entirety and a new Schedule 2 is attached hereto and made a part of the Agreement.

2.          This Amendment will be effective as of the Amendment #8 Effective Date.

3.          The Agreement is amended only as expressly provided herein and otherwise remains unchanged in all respects.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment #8 Effective Date.

FUJIFILM DIMATIX, INC.		KORNIT DIGITAL LTD.

By:	/s/ Martin Schoeppler	By:	/s/ Ofer Ben-Zur

Name:	Martin Schoeppler	Name:	Ofer Ben-Zur

Title:	CEO and President	Title:	CEO

KORNIT DIGITAL TECHNOLOGIES LTD

		By:	/s/ Osnar Michaeli

		Name:	Osnar Michaeli

		Title:	CFO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2

SCHEDULE 2

PRICES FOR FUJIFILM PRODUCTS

The following prices include standard packaging.

A.           PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ORDER QTY	UNIT PRICE

05536	Nova JA 256/80 AAA	[***]	$	[***]	*

09493	Galaxy JA 256/80 AAA	[***]	$	[***]	*

22140	PQ-256/35 JM	[***]	$	[***]
22168	PQ-256/85 JM	[***]	$	[***]

The pricing for Nova JA 256/80 AAA and Galaxy JA 256/80 AAA is set for [***] starting [***] and ending [***].

B.           PRICE INCREASES

Beginning twelve (12) months after the Effective Date, and/or from time to time thereafter, FUJIFILM may, by written notice delivered ninety (90) days in advance to Kornit, increase prices for FUJIFILM Products listed on this Schedule 2. Price increases will not apply to orders that are non- cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase. Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

C.           ROYALTIES

1)	Beginning January 1, 2014, Kornit shall pay to FUJIFILM a Royalty based on the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Ink for use in Kornit Products, except FUJIFILM Ink as follows:

1.          At a rate equal to two and one half percent (2.5%) up to a maximum of $25 million for a two (2) year period, beginning January 1, 2014 and ending December 31, 2015.

2)	If Kornit does not supply Ink to a Third Party Customer for use in Kornit Products then Kornit shall, in lieu of paying the two and one half percent (2.5%) Royalty referenced in subsection 1 above, pay to FUJIFILM a Royalty equal to two percent (2%) of the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Kornit Products, in addition to the price paid for FUJIFILM Products pursuant to this Schedule 2.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3

D.           REBATE PROGRAM

Kornit shall earn a per machine rebate for Galaxy JA 256/80 AAA Printheads (7 printheads per machine) that are used in the Kornit Breeze Direct on Garment Entry Level Printer. The rebate will be $[***] per printer shipped by Kornit ($[***] rebate x 7 printheads) to a Third Party Customer. This rebate offer will commence on January 1, 2014 and continue in effect for twelve (12) months until December 31, 2014. The rebate will be issued to Kornit as a credit to be used by Kornit toward future FUJIFILM Product purchases.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4